Exhibit 32.1

                                 CERTIFICATION
                                      OF
                              PSB HOLDINGS, INC.
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


       The undersigned Chief Executive Officer and Chief Financial Officer of PSB Holdings, Inc. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

       Date:  March 10, 2006

                                        DAVID K. KOPPERUD
                                        David K. Kopperud
                                        President and CEO


                                        SCOTT M. CATTANACH
                                        Scott M. Cattanach
                                        Treasurer
                                        (Chief Financial Officer)


This certification accompanies this Annual Report on Form 10-K for the year ended December 31, 2005, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by PSB Holdings, Inc. for purposes of the Securities Exchange Act of 1934.